SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549


                          FORM 8-K



                      CURRENT REPORT
           Pursuant to section 13 of 15(d) of the Securities
                    Exchange Act of 1934


          Date of Report (Date of earliest event reported):
                       September 24, 2000


                   Network Six, Inc.
   (Exact name of registrant as specified in its charter)

               Commission File No. 0-21038

    Rhode Island                         05-036-6090
(State or other jurisdiction of       (I.R.S. Employer
                                      Identification No.)
  incorporation or organization)


         475 Kilvert Street, Warwick, Rhode Island  02886
  (Address of principal executive offices, including zip code)

                      (401) 732-9000
      (Registrant's telephone number, including area code)

Item 5. Other Events

           The September 27, 2000 Press Release of the Registrant attached hereto as EXHIBIT 99 is incorporated herein by reference.

Item 7 (c)    Exhibits

99   Press Release, dated September 27, 2000, of Network Six, Inc.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               Network Six, Inc.
                            -----------------------
                               (Registrant)

Date:  September 27, 2000          By: /s/ James J. Ferry
                                   James J. Ferry
                                   Vice President, Finance/Administration and
                                   Chief Financial Officer

Network Six, Inc.
Current Report on Form 8-K
Dated September 27, 2000

Exhibit Index

Exhibit
   No.                                        Exhibits

99 Press Release dated September 27, 2000
                                             EXHIBIT 99

NETWORK SIX BECOMES
ALLAIRE ALLIANCE PARTNER


Kenneth C. Kirsch, President and CEO
Or
Donald R. Nokes, Director of Marketing
September 27, 2000

Warwick, RI: Network Six, Inc. (NASDAQ:NWSS) announced today that it has joined Allaire Corporation's (NASDAQ:ALLR) Alliance Partner program. Allaire is a leading provider of Internet software products and services for companies building their business on the Web.

Membership in this program affords Network Six added exposure and authority as a specialist in Allaire's ColdFusion Web application server software. After evaluating ColdFusion, Network Six believes that it is an excellent choice for bringing back-end data out to the Internet. The Company has recently hired several experienced ColdFusion programmers and project managers. In addition, several members of Network Six's existing technical staff are completing an intensive ColdFusion training program. A few weeks ago, Network Six hosted the first meeting of the Providence ColdFusion Users Group (CFUG) and plans to remain actively involved with this group.
 The Company is also redeveloping its own corporate Internet and intranet sites using ColdFusion technology.

Kenneth C. Kirsch, President and CEO of Network Six, commented,
"We are very pleased to have been accepted into Allaire's program.
 We believe this is a positive step in transitioning our company into the e-business space." Tom Meusel, Director of North
American Channel Sales at Allaire stated, "Allaire's partners have contributed extensively to our success. We welcome the opportunity to add an established and skilled information technology provider such as Network Six to our team and believe that both Network Six and Allaire will benefit from this partnership."


Network Six is a full service provider of information technology solutions that enable its customers to operate more efficiently and effectively. Network Six's services include e-commerce planning and implementation, technology consulting, applications development and support and network design and implementation. Network Six's stock is traded on the NASDAQ SmallCap Market under the symbol NWSS. Its website is http://www.networksix.com.

This report contains forward-looking statements reflecting the Company's expectations or beliefs concerning future events that could materially affect Company performance in the future. All forward-looking statements are subject to the risks and uncertainties inherent with predictions and forecasts. Please refer to the Company's 10Q for June 30, 2000 or the 10K for December 31, 1999 for more discussion and information.